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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (DATE OF EARLIEST EVENT REPORTED)       AUGUST 31, 2001



                                    DPL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          OHIO                          1-9052                   31-1163136
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)



         COURTHOUSE PLAZA SOUTHWEST, DAYTON, OHIO   45402
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                  937-224-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  OTHER EVENTS

         DPL Inc. issued a news release, dated August 31, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Exhibit 99    News Release of DPL Inc., dated August 31, 2001.









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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                     DPL INC.
                                            ----------------------------
                                                   (Registrant)




Date: August 31, 2001                       /s/ Elizabeth M. McCarthy
                                            ----------------------------
                                                Elizabeth M. McCarthy
                                            Group Vice President and CFO





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